SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ X ]	Definitive Information Statement

JNL Series Trust

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (“Information Statement”) may be read to include you as an owner of a Variable Contract.

The Information Statement describes certain events and transactions that have been deemed to result in an “assignment” of the current Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC (“JNAM” or “Adviser”) and RS Investment Management Co. LLC (“RS Investments”).

The Information Statement is furnished to shareholders of the JNL Multi-Manager Small Cap Growth Fund (the “Fund”) on behalf of the Board of Trustees (the “Board”) of the Trust, a Massachusetts business trust, located at 1 Corporate Way, Lansing, Michigan 48951.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution); write to: JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814; or visit: www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL Multi-Manager Small Cap Growth Fund

August 23, 2016

Table Of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.          INTRODUCTION

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 99 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with, and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds. While the sub-advisers are primarily responsible for the day-to-day portfolio of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”). Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

The purpose of this Information Statement is to provide you with information about the sub-advisory arrangement between JNAM and RS Investment Management Co. LLC (“RS Investments”), an investment manager for a portion of the JNL Multi-Manager Small Cap Growth Fund (the “Fund”), and certain events and transactions that have been deemed to result in an “assignment” of the Investment Sub-Advisory Agreement, dated September 28, 2015, between JNAM and RS Investments (the “Original Sub-Advisory Agreement”), as the term “assignment” is defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and the 1940 Act. The Fund is managed by several unaffiliated Sub-Advisers; RS Investments was one of those Sub-Advisers. RS Investments provided day-to-day management for one strategy, or sleeve, within the Fund (formerly, the “RS Investments Strategy,” and since July 29, 2016, the “Victory Strategy”). There are no changes to the sub-advisory arrangements with the other Sub-Advisers for the Fund.

This Information Statement is provided in lieu of a proxy statement pursuant to the terms of an exemptive order (the “Order”) granted to the Trust and JNAM by the U.S. Securities and Exchange Commission (the “SEC”). The Order permits the Adviser to enter into sub-advisory agreements with sub-advisers that are not affiliates of the Adviser (other than by reason of serving as a sub-adviser to a Fund) without shareholder approval. The Adviser, therefore, is able to change unaffiliated sub-advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval. The Order requires that notice and certain information be sent to shareholders of a Fund informing them of a change in a Fund’s sub-adviser.

Until July 29, 2016, RS Investments was the sub-adviser to the RS Investments Strategy of the Fund. RS Investments is located at One Bush Street, Suite 900, San Francisco, California 94104. RS Investments is a Delaware limited liability company and registered investment adviser. Until recently, RS Investments was privately owned by The Guardian Life Insurance Company of America and the investment professionals and employees of RS Investments. RS Investments and its investment advisory affiliates have managed mutual fund investments since 1987. In December 2015, RS Investments notified JNAM of a change of control, whereby, the parent company of Victory Capital Management Inc. (“Victory”) entered into an agreement to acquire RS Investments’ investment advisory business from the current shareholders of RS Investments (the “Victory Transaction”) on or about July 29, 2016.

The Victory Transaction is not expected to result in any changes to the personnel responsible for managing the RS Investments Strategy (now known as the Victory Strategy) of the Fund. However, as a result of this transaction, which closed on July 29, 2016, the Original Sub-Advisory Agreement terminated. This is because the 1940 Act, which regulates investment companies such as the Fund, requires investment advisory agreements to terminate automatically when there is a “change of control” of the investment adviser or sub-adviser. The Victory Transaction, which changed the ownership of RS Investments’ investment advisory business, is considered a “change of control” of RS Investments.

As a result of the “change of control” of RS Investments and the resulting termination of the Original Sub-Advisory Agreement, a new investment sub-advisory agreement was required. At a quarterly meeting of the Board held on June 1-3, 2016, the Board, including the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, JNAM, and Victory (the “Independent Trustees”), approved a new Investment Sub-Advisory Agreement between JNAM and Victory to be effective upon the closing of the Victory Transaction on July 29, 2016 (the “Victory Sub-Advisory Agreement”).

Section 15(f) of the 1940 Act

Victory has agreed to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for an investment company’s adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the directors of the investment company must not be interested persons of the adviser or the predecessor adviser. Second, there must not be any “unfair burden” imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings relating to the transaction. Section 15(f) defines “unfair burden” to include any arrangement during the two-year period after the transaction in which the adviser or predecessor adviser, or any interested person of the adviser or predecessor adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Victory informed the Board and the Adviser that, after reasonable inquiry, it is not aware of any express or implied term, condition, arrangement or understanding that would impose an “unfair burden” on the RS Investments Strategy of the Fund as a result of the transaction.

            This Information Statement is being provided to contract owners whose purchase payments have been allocated to the Fund as of August 15, 2016. It will be mailed on or about September 6, 2016.

II.        Investment Sub-Advisory Agreement With Victory

RS Investments has served as sub-adviser to the RS Investments Strategy of the Fund pursuant to the Original Sub-Advisory Agreement, which was approved by the Board at a meeting held on June 2-3, 2015.

The Victory Transaction resulted in an “assignment” and, therefore, an automatic termination of the Original Sub-Advisory Agreement. JNAM recommended, and the Board subsequently approved, the Victory Sub-Advisory Agreement to be effective upon closing of the Victory Transaction. The Board approved the Victory Sub-Advisory Agreement at a meeting held on June 1-3, 2016. Please refer to Exhibit A for the Victory Sub-Advisory Agreement. Pursuant to the Order, you are not required to approve the Victory Sub-Advisory Agreement because Victory is not affiliated with JNAM. On July 29, 2016, the Victory Sub-Advisory Agreement took effect.

The material terms of the Victory Sub-Advisory Agreement between JNAM and Victory are similar to the Original Sub-Advisory Agreement. The Victory Sub-Advisory Agreement provides that it will remain in effect until September 30, 2017, and thereafter only so long as the continuance is approved at least annually by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Victory Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Board (including the majority of the Independent Trustees), the outstanding voting securities of the Fund, the Adviser, or Victory. The Victory Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The Victory Sub-Advisory Agreement generally provides that Victory, its managers, principals, directors, affiliates, agents, officers, members or employees will not be subject to any liability to JNAM, the Fund or the Trust’s Trustees, officers, employees, agents, or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Victory’s duties, except for a loss resulting from willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of its duties or obligations.

No changes have been made to the investment objectives, principal investment strategies or advisory and sub-advisory fees of the Fund.

The change in control of Victory will not increase any fee or expense to be paid by the RS Investments Strategy (now known as the Victory Strategy) of the Fund. The advisory fees for the Victory Strategy of the Fund did not change (formerly, the RS Investments Strategy). The Victory Strategy of the Fund pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL Multi-Manager Small Cap Growth Fund

Advisory Fee Rates Before and After the Change in Control

Average Daily Net Assets	Annual Rate

$0 to $100 million	0.75%
$100 million to $500 million	0.70%
Over $500 million	0.65%

 The aggregate rate of advisory fees to be paid to JNAM will not change as a result of the change in control of Victory. The following table sets forth the aggregate amount of advisory fees paid by the Fund from its operations for the one-year period ended December 31, 2015 under prior and current strategy.

Fund Name	Actual Fees
JNL Multi-Manager Small Cap Growth Fund*	$9,235,152
* Includes portion of fees from prior strategy.

The sub-advisory fee rate paid by the Adviser to Victory is the same under the Original Sub-Advisory Agreement and the Victory Sub-Advisory Agreement. JNAM pays Victory a sub-advisory fee equal to a percentage of the Victory Strategy of the Fund’s average daily net assets based on the following schedule:

JNL Multi-Manager Small Cap Growth Fund

Sub-Advisory Fee Rates Before and After the Change in Control*

Average Daily Net Assets	Annual Rate

$0 to $100 million*	0.55%
$100 million to $200 million*	0.50%
$200 million to $250 million*	0.45%
$250 million to $300 million*	0.40%
Over $300 million*	0.35%
* For the portion of the Average Daily Net Assets managed by Victory.

From September 28, 2015 through December 31, 2015, JNAM paid RS Investments $783,974 in sub-advisory fees for its services to the Victory Strategy of the Fund.

III.      Description Of Victory

Victory is located at 4900 Tiedeman Rd, Brooklyn, Ohio 44144. Victory, a New York corporation, is an investment advisory firm that has provided investment management services to individuals and institutions through mutual funds and separate accounts, and Victory had approximately $34.3 billion in assets under management as of June 30, 2016.

Executive/Principal Officers, Directors, and General Partners of Victory:

Name	Principal Address	Title
David C. Brown	4900 Tiedeman Road Brooklyn, Ohio 44144	Chairman, Director, and Chief Executive Officer
Kelly S. Cliff	4900 Tiedeman Road Brooklyn, Ohio 44144	Director and President, Investment Franchises
Michael D. Policarpo, II	4900 Tiedeman Road Brooklyn, Ohio 44144	Director, Chief Financial Officer, Chief Operating Officer, and Treasurer
Gregory J. Ewald	4900 Tiedeman Road Brooklyn, Ohio 44144	Director, Chief Legal Officer, and Secretary

Victory is a privately held company. The following entity indirectly owns 100% of the outstanding voting securities of Victory:

Name	Address
Victory Capital Holdings, Inc. (VCH)	4900 Tiedeman Road Brooklyn, Ohio 44144

A majority of equity interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds (together, “Crestview”) with the remaining portion owned by Victory employees and a limited number of outside investors.

As the sub-adviser to the Victory Strategy of the Fund, Victory provides the Victory Strategy of the Fund with investment research, advice, and supervision and manages the Victory Strategy’s portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the Fund’s current Prospectus. The principal risks of investing in the Fund are discussed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

As of August 15, 2016, no Trustee or officer of the Trust were officers, employees, directors, general partners or shareholders of Victory, and no Trustee or officer of the Trust owned securities or had any other material direct or indirect interest in Victory or any other entity controlling, controlled by or under common control with Victory. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2015, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which Victory, any parent or subsidiary of Victory, or any subsidiary of the parent of such entities was or is to be a party.

JNL Multi-Manager Small Cap Growth Fund

The Victory Strategy of the Fund is managed by Stephen J. Bishop, Melissa Chadwick-Dunn, Christopher W. Clark, and D. Scott Tracy.

Stephen J. Bishop is the co-portfolio manager at Victory and has managed the Victory Strategy (formerly, the RS Investments Strategy) of the Fund since September 28, 2015. Since 2007, Mr. Bishop has been a co-portfolio manager on the RS Growth Team, which became a part of Victory in 2016. He joined RS Investments in 1996 as a research analyst primarily covering the technology sector, which remains his area of focus today. Prior to joining RS Investments, he worked as an analyst in the corporate finance department of DeanWitter Reynolds, Inc., for two years. He has more than 20 years of investment experience. Mr. Bishop holds a BA in economics from the University of Notre Dame and an MBA from Harvard Business School. Mr. Bishop will continue to manage the Victory Strategy of the Fund.

Melissa Chadwick-Dunn is the co-portfolio manager at Victory and has managed the Victory Strategy (formerly, the RS Investments Strategy) of the Fund since September 28, 2015. Since 2007, Ms. Chadwick-Dunn has been a co-portfolio manager on the RS Growth Team, which became a part of Victory in 2016. Her primary focus is on the healthcare sector of the portfolio. Before joining RS Investments in 2001, she was an equity analyst at Putnam Investments for two years, covering international small-cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a BA in economics, an MA in international relations from the University of Chicago and an MBA from the Wharton School of Business. Ms. Chadwick-Dunn will continue to manage the Victory Strategy of the Fund.

Christopher W. Clark is the co-portfolio manager at Victory and has managed the Victory Strategy (formerly, the RS Investments Strategy) of the Fund since September 28, 2015. Since 2014, Mr. Clark has been a co-portfolio manager on the RS Growth Team, which became a part of Victory in 2016. Mr. Clark joined the RS Growth Team as an analyst in 2007; his focus is on the healthcare and consumer staples sectors of the portfolio. Before joining RS Investments in 2007, he was a research associate at TIAA-CREF for three years, where he focused on global portfolio management and the healthcare sector. Prior to that, he was a research assistant at Dresdner RCM Global Investors for three years. Mr. Clark holds a BA in economics from the University of Virginia. Mr. Clark is a CFA Charterholder. Mr. Clark will continue to manage the Victory Strategy of the Fund.

D. Scott Tracy is the co-portfolio manager at Victory and has managed the Victory Strategy (formerly, the RS Investments Strategy) of the Fund since September 28, 2015. Since 2007, Mr. Tracy has been a co-portfolio manager on the RS Growth Team, which became a part of Victory in 2016.His focus is on the financial and energy sectors of the portfolio. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a BA in history from Trinity College and an MBA from the University of California at Berkeley. Mr. Tracy is a CFA Charterholder. Mr. Tracy will continue to manage the Victory Strategy of the Fund.

There are no changes to the portfolio managers for the strategies managed by the other Sub-Advisers of the Fund.

IV.       Other Investment Companies Advised By Victory

Victory does not currently act as adviser to any other registered investment companies having similar investment objectives and policies as those of the Fund. However, subject to the close of the Transaction, Victory anticipates it will advise the Victory RS Small Cap Growth Fund, Victory RS Small Cap Equity Fund, and Victory RS Small Cap Growth VIP Series and will sub-advise two unaffiliated funds, each of which has a similar investment objective and policies to the Fund. The following table sets forth the size and rate of compensation for other funds advised by Victory having similar investment objectives and policies as those of the Fund.

Similar Mandate(s)	Allocated Assets Under Management as of March 31, 2016	Rate of Compensation
Victory RS Small Cap Growth Fund	$2.7 billion	0.95%
Victory RS Small Cap Equity Fund	$61.5 million	0.75%
Victory RS Small Cap Growth VIP Series	$93 million	0.75%
Multi-Managed Sub-Advised Fund A	$259 million	0.55% on the first $100 million 0.50% on the next $100 million 0.45% on the next $50 million 0.35% over $300 million
Sub-Advised Fund B	$102 million	0.55% on the first $250 million 0.50% over $250 million

V.        Evaluation By The Board Of Trustees

The Board oversees the management of the Fund and each of its sleeves, including the RS Investments Strategy.  After the expiration of the initial term of a sub-advisory agreement, the Board determines annually whether to continue such agreement, as required by law.

At a meeting on June 1-3, 2016, the Board, including all of the Independent Trustees, considered information relating to the Victory Sub-Advisory Agreement for the RS Investments Strategy of the Fund between the Adviser and Victory. The Board previously approved the Original Sub-Advisory Agreement at a Board meeting held on June 2-3, 2015.  JNAM recommended approving the Victory Sub-Advisory Agreement in anticipation of Victory's acquisition of RS Investments and the resulting "change of control" at RS Investments and automatic termination of the Original Sub-Advisory Agreement (the "Acquisition").  The Board considered JNAM's assertion that Victory would retain the RS Growth teams as part of the Acquisition, and that there would be no changes to investment process, philosophies and risk management as they relate to the Fund.  JNAM asked the Board to approve the Victory Sub-Advisory Agreement, which is substantially similar to the Original Sub-Advisory Agreement, to be effective upon the termination of the Original Sub-Advisory Agreement.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Victory Sub-Advisory Agreement.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the Victory Sub-Advisory Agreement.  With respect to its approval of the Victory Sub-Advisory Agreement, the Board also considered relevant information provided at previous Board meetings.  At the conclusion of the Board's discussions, the Board approved the Victory Sub-Advisory Agreement to be effective upon the termination of the Original Sub-Advisory Agreement.

In reviewing the Victory Sub-Advisory Agreement and considering the information, the Board was advised by independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of services RS Investments has provided under the Original Sub-Advisory Agreement and that Victory would provide under the Victory Sub-Advisory Agreement, (2) the investment performance of the Fund, including the performance of the RS Investments Strategy, (3) cost of services of the Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (6) other benefits that may accrue to Victory through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board's decision to approve the Victory Sub-Advisory Agreement.

Before approving the Victory Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and Victory and to consider the terms of the Victory Sub-Advisory Agreement.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Victory Sub-Advisory Agreement is in the best interests of the shareholders of the Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by RS Investments and to be provided by Victory.  The Board noted JNAM's evaluation of Victory, as well as JNAM's recommendations, based on its review of Victory, to approve the Victory Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of Victory's portfolio managers who would be responsible for the day-to-day management of the Victory Strategy of the Fund and noted that the Fund's portfolio managers would not change in connection with the change of control.  The Board reviewed information pertaining to Victory's organizational structure, senior management, financial stability, investment operations, and other relevant information. The Board considered compliance reports about Victory from the Trust's Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by Victory under the Victory Sub-Advisory Agreement.

Performance

The Board considered the performance of the Fund.  The Board noted that RS Investments has only served as a sub-adviser for the Fund since September 28, 2015 and therefore does not yet have a full year of performance history.  The Board considered that it had examined the performance of RS Investments' investment mandate with a similar strategy to that of RS Investments' sleeve of the Fund as part of its consideration of the Original Sub-Advisory Agreement.  The Board noted that there would be no changes to the Fund's investment process, and that the RS Growth team would continue serving the Fund, under the Victory Sub-Advisory Agreement.  The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Victory Sub-Advisory Agreement.

Costs of Services

The Board reviewed the proposed fees to be paid by JNAM to Victory.  The Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by Victory to similar clients.   Using information provided by an independent data service, the Board evaluated Victory's and the Fund's fees and expenses, including its sub-advisory fees compared to the average sub-advisory fees for other funds similar in size, character and investment strategy (the "peer group").  The Board noted that the Fund's sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund's total expense ratio.

  The Board considered that the Fund's current sub-advisory fees and the proposed sub-advisory fee to be paid to Victory are lower than the peer group average.  The Board concluded that the sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered JNAM's and Victory's representations regarding economies of scale and noted that Victory's sub-advisory fee includes breakpoints; however, the Board also acknowledged that because the sub-advisory fee was negotiated at arms' length between JNAM and RS Investments, for the Original Sub-Advisory Agreement, and between JNAM and Victory, for the Victory Sub-Advisory Agreement, and is not an expense of the Fund, any breakpoints in the sub-advisory fee may only benefit the Fund indirectly through potential breakpoints in the advisory fee.  The Board noted that the Adviser's advisory fee for the Fund also included breakpoints and concluded that those breakpoints in some measure share economies of scale with shareholders.

Other Benefits to Victory

In evaluating the benefits that may accrue to Victory through its relationship with the Fund, the Board noted that Victory may pay for portions of meetings organized by the Fund's distributor to educate wholesalers about the Fund. In addition, certain affiliates of Victory may participate in the sale of funds or insurance contracts and are compensated by the Fund's distributor for their activities, in addition to payments for marketing and conferences.

In evaluating the benefits that may accrue to Victory through its relationship with the Fund, the Board noted that Victory may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund's assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of Victory as a result of its relationship with the Fund.

VI.       Additional Information

Ownership Of The Fund

As of August 15, 2016, there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL Multi-Manager Small Cap Growth Fund (Class A)	56,916,274.38
JNL Multi-Manager Small Cap Growth Fund (Class B)	37,102.858

As of August 15, 2016, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as funds-of-funds, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of August 15, 2016, the following persons beneficially owned more than 5% of the shares of the Fund indicated below:

Fund	Address	Percentage of Shares owned
JNL/S&P Managed Growth Fund	1 Corporate Way Lansing, MI 48951	7.51%
JNL/S&P Managed Moderate Growth Fund	1 Corporate Way Lansing, MI 48951	7.37%

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts. As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of August 15, 2016,  no person has been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2015, under prior and current strategy, the Fund paid $1,819 in brokerage commissions to Raymond James & Associates Inc., an affiliated broker-dealer.

During the fiscal year ended December 31, 2015, under prior and current strategy, the Fund paid $1,374,634 in administration fees and $2,747,232 in 12b-1 fees to the Adviser and/or its affiliated persons. These services have continued to be provided since the Victory Sub-Advisory Agreement was approved.

VII.      Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2015, a copy of the Trust’s semi-annual report for the period ended June 30, 2015, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution); write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814; or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNAM also serves as the Trust’s Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing, and distribution of this Information Statement will be paid by RS Investments.

Exhibit A

Investment Sub-Advisory Agreement Between
Jackson National Asset Management, LLC and Victory Capital Management Inc.
Dated July 29, 2016

JNL Series Trust
Investment Sub-Advisory Agreement

Agreement, dated as of the July 29, 2016, by and between Jackson National Asset Management, LLC, a limited liability company organized in the State of Michigan (the “Adviser”), and Victory Capital Management Inc. (“Sub-Adviser”), a corporation organized in the State of New York.

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

Whereas, the Adviser has entered into an Investment Advisory and Management Agreement dated as of January 31, 2001, Amended and Restated as of February 28, 2012, Amended and Restated as of December 1, 2012, and further Amended and Restated as of July 1, 2013, as amended, with JNL Series Trust (“Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

Whereas, the Trust’s shareholders are primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies, as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended (“Code”), and the rules and regulations thereunder;

Whereas, the fund or funds listed on Schedule A hereto (each, a “Fund”) are series of the Trust;

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of each Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth;

Whereas, the Adviser has the authority under the Investment Advisory and Management Agreement with the Trust to select sub-advisers for each Fund; and

Whereas, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

Now, Therefore, in consideration of the mutual covenants contained herein, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for each Fund, subject to the supervision and control of the Adviser and the Board and in accordance with the terms and conditions of this Agreement. Such appointment may be limited to a portion of Fund assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the

Adviser. References to the “Fund” or “Funds” in this Agreement shall refer to the portion of Trust assets allocated to the Sub-Adviser by the Adviser, except where the context otherwise indicates.

The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Fund or Funds identified on Schedule A with respect to which the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to furnish such services, it shall notify the Adviser in writing, whereupon, subject to the approval of the Trust’s Board of Trustees (“Board”), such fund shall be added to Schedule A and become a Fund hereunder subject to this Agreement.

2. SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

A.        As investment sub-adviser to each Fund, the Sub-Adviser will coordinate and monitor the investment and reinvestment of the assets of each Fund and determine the composition of the assets of each Fund, subject always to the supervision and control of the Adviser and the Board.

B.        As part of the services it will provide hereunder, the Sub-Adviser will:

(i) obtain and evaluate pertinent economic, statistical, financial, and other information affecting the individual companies or industries, the securities of which are included in each Fund or are under consideration for inclusion in each Fund;

(ii) formulate and implement a continuous investment program and make investment decisions for all assets in each Fund;

(iii) take whatever steps are necessary to implement the investment program for each Fund by placing all orders, on behalf of each Fund, for the purchase and sale of securities and other property and investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of each Fund;

(iv) use the same skill and care in providing its services as it uses in providing services to its other similar client mandates for which it has investment responsibilities;

(v) keep the Board and the Adviser fully informed in writing on an ongoing basis of all material facts concerning the investment and reinvestment of the assets in each Fund, the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board; and attend meetings with the Adviser and/or the Board, as reasonably requested, to discuss the foregoing;

(vi) cooperate fully with the Trust’s Chief Compliance Officer in executing his/her responsibilities to monitor service providers of each Fund pursuant to Rule 38a-1 under the Investment Company Act, including but not limited to providing compliance and reporting information as reasonably requested by the Adviser and the Board;

(vii) in accordance with procedures and methods established by the Board, which may be amended from time to time, provide assistance in determining the fair value of securities and other investments/assets in each Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in each Fund for which market prices are not readily available. In addition, the Sub-Adviser shall provide the Trust’s custodian on each business day with information relating to all transactions concerning each Fund’s assets under the Sub-Adviser’s supervision, and shall promptly provide Adviser with such information upon the reasonable request of the Adviser;

(viii) provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to each Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing each Fund that may be reasonably necessary, under applicable laws; and

(ix) cooperate with and provide reasonable assistance to the Adviser, the Board, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.        In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in compliance with the following: (i) the Trust’s Agreement and Declaration of Trust, as the same may be modified or amended from time to time (“Declaration”); (ii) the By-Laws of the Trust, as the same may be modified or amended from time to time (“By-Laws”); (iii) the stated investment objectives, policies and restrictions of each Fund and other matters contained in the currently effective Prospectus and Statement of Additional Information of the Trust filed with the Securities and Exchange Commission (“SEC”), as the same may be modified, amended or supplemented from time to time (“Prospectus and SAI”); (iv) the Investment Company Act, the Advisers Act, the Commodity Exchange Act, as amended (“CEA”) and the rules under each, and all other federal and state laws or regulations applicable to the Trust and each Fund; (v) any applicable controlling foreign laws, regulations and regulatory requirements as set forth by applicable foreign regulatory agencies; (vi) the Trust’s compliance and other policies and procedures adopted from time to time by the Board; and (vii) the instructions of the Adviser and the Board. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Declaration, By-Laws, Prospectus and SAI, Fund compliance manual and other relevant policies and procedures that are adopted by the Board. The Adviser undertakes to provide the Sub-Adviser with the instructions or copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document, with an understanding that no such instructions or amendments shall apply until communicated to Sub-Adviser.

D.        Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in each Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers, counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of a Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, and/or Master Securities Forward Transaction Agreement or MSFTA documentation) as Sub-Adviser deems necessary or appropriate in connection with each Fund’s investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder.

E.        In furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser to the Trust or the sub-adviser to any other investment company managed by the Adviser concerning transactions of each Fund in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act. This shall also not be deemed to prohibit consultations between current and successor sub-advisers of a Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment Company Act.)

F.        Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. Sub-Adviser will report to the Board and to Adviser with respect to the implementation of such program as requested by the Board or the Adviser.

G.        The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser shall, at its expense, bear any reasonable fees or costs associated with regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding any investigations or litigation that arise from or pertain to the services provided and/or fees charged by the Adviser) and (ii) the Sub-Adviser’s general business operations that require the involvement or participation of the Adviser, the Fund and/or any Trustee of the Fund. The Adviser shall, at its expense, bear any reasonable fees or costs associated with regulatory investigations or litigation arising from or pertaining to (i) the services provided and/or fees charged by the Adviser (but excluding any investigations or litigation that arise from or pertain to the services provided and/or fees charged by the Sub-Adviser) and (ii) the Adviser’s or Fund’s general business operations that require the involvement or participation of the Sub-Adviser. A party’s aggregate liability to the other for all fees and costs under this section shall not exceed the aggregate fees paid by Adviser to Sub-Adviser during the prior 12 months. Notwithstanding the foregoing, the limitations of liability set forth above shall not apply to any indemnification obligations hereunder.

H.        The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser is granted authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions it enters into on behalf of each Fund. The Sub-Adviser will provide to the Adviser copies of all agreements regarding brokerage arrangements upon request. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust’s Prospectus and SAI. In placing any orders for the purchase or sale of securities and instruments for each Fund, the Sub-Adviser is hereby authorized, to the extent permitted by applicable law, to aggregate the securities and instruments to be so purchased or sold and shall use its best efforts to obtain for each Fund best price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the broker’s execution capabilities; any research provided by the broker that aids the Sub-Adviser’s investment decision-making process and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis.

I.         Subject to such policies and procedures as the Board may determine, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and as interpreted by the SEC or its staff, cause each Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Fund an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to each Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Exchange Act). Allocation of orders placed by the Sub-Adviser on behalf of each Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser or the Board as reasonably requested by the Adviser or the Board, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor. To the extent authorized by Section 28(e) and the Trust’s Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

J.         The Sub-Adviser will maintain all accounts, books and records with respect to each Fund as are required of an investment sub-adviser of a registered investment company pursuant to the Investment Company Act, Advisers Act, and Commodity Exchange Act and the rules thereunder, will furnish the Adviser and the Board such periodic and special reports as they may reasonably request, and shall timely file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

K.        The Sub-Adviser shall ensure that each Fund complies with the provisions of Section 851 and Section 817(h) of the Code and the regulations thereunder, including, but not limited to, Treas. Reg. Section 1.817-5. Sub-Adviser shall be responsible for the correction of any failure under the provisions cited above attributable to its actions whether in good faith, negligent, or reckless disregard, including any penalties, taxes, and interest and for any other obligations to Contract-owners and insurance company investors in each Fund.

L.        The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board, vote proxies with respect to each Fund’s securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser.

M.       The Sub-Adviser may execute on behalf of each Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Sub-Adviser believes are appropriate or desirable in performing its duties under this Agreement.

N.        The Sub-Adviser will provide to the Adviser (i) a completed monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time.

3.             COMPENSATION OF SUB-ADVISER

The Adviser will pay the Sub-Adviser a sub-advisory fee, accrued daily and payable monthly on the average daily net assets of each Fund, as specified in Schedule B to this Agreement to cover the Sub-Adviser’s services under and expenses assumed in carrying out this Agreement. The Sub-Adviser agrees that the fee rate paid to the Sub-Adviser shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other future, new investment company client (except for a client that is an affiliate of the Sub-Adviser), registered under the Investment Company Act, being managed by the same investment management team of the Sub-Adviser having a substantially similar investment objective, style and strategy as each Fund. This provision does not apply to clients that pay performance-based fees.

4.             CUSTODY OF ASSETS

Sub-Adviser shall at no time physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.             LIABILITY AND INDEMNIFICATION

A.        The Adviser acknowledges that the Sub-Adviser does not guarantee investment results. Except as may otherwise be provided by law, neither the Sub-Adviser nor any of its managers, principals, directors, affiliates, agents, officers, members or employees (its “Affiliates”) shall be liable (i) for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment, mistake of law or action performed or omitted to be performed in managing the Fund by the Sub-Adviser or its Affiliates with respect to any Fund or (ii) for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s reasonable opinion, constitute a violation of any federal or state laws, rules or regulations; except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.        Except as may otherwise be provided by law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to any Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser.

C.        The Sub-Adviser shall have no responsibility with respect to any assets of the Fund other than those allocated to the Sub-Adviser by the Adviser. Without limiting the generality of the foregoing, neither the Fund nor any person claiming through, or on behalf of the Fund, or by right of the Fund, or any other person, shall seek to impose any liability on the Sub-Adviser or any of its managers, members, principals, directors, officers, employees, affiliates, or agents, nor shall the Sub-Adviser or any of its managers, members, principals, directors, officers, employees, affiliates, or agents have any liability to any person, arising out of or due to the fact that the Fund lacked the capacity or authority to enter into any transaction, or to authorize or instruct Manager to enter into any transaction on its behalf.

6.             REPRESENTATIONS OF ADVISER

The Adviser represents, warrants and agrees that:

A.        The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.        The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

C.        The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation requesting information about any Fund that directly relates to or otherwise materially and adversely affects a Fund, at law or in equity, before or by any court, public board or body, involving the affairs of any Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision. The Adviser represents that this Agreement does not violate any existing agreement between the Adviser and any other party.

D.        The Adviser certifies that as of the date of this Agreement the Trust is a Qualified Institutional Buyer (“QIB”) as defined in Rule 144A under the 1933 Act, and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be a QIB.

E.         The Adviser, through its designated administrator or sub-administrator, will regularly notify the Sub-Adviser if any “government entity” assets, within the meaning of Rule 206(4)-5 under the Advisers Act, are contributed to any Fund.

F.         The Adviser acknowledges that prior to the Adviser’s execution and delivery of this Agreement, the Adviser received a copy of Part 2 of the Sub-Adviser’s Form ADV.

7.             REPRESENTATIONS OF SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A.        The Sub-Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.        The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment sub-adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation requesting information about any Fund that directly relates to or otherwise materially and adversely affects a Fund, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund; provided however, that routine regulatory examinations shall not be required to be reported by this provision. The Sub-Adviser represents that this Agreement does not violate any existing agreement between the Sub-Adviser and any other party.

C.        The Sub-Adviser has reviewed the Prospectus and SAI of the Trust with respect to each Fund, as it may be amended from time to time, that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

D.        The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. The Sub-Adviser will promptly provide the Adviser any amendments thereto. As requested, the president, Chief Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

E.        The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments and annual updates to the Adviser. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

F.         The Sub-Adviser will notify the Trust and the Adviser of any proposed assignment of this Agreement or change of control of the Sub-Adviser in advance of such assignment or change of control and promptly notify the Trust and the Adviser of any changes in the key personnel who are the portfolio manager(s) of a Fund or the executive committee of the Sub-Adviser. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control of the Sub-Adviser.

G.        The Sub-Adviser has provided the Adviser with a summary of its insurance coverage and will promptly provide the Adviser any amendments thereto.

H.        The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, each Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority and only upon providing written notice to the Adviser and the Trust. However, the Sub-Adviser may incorporate the performance of each Fund in its composite performance.

I.         The Sub-Adviser will not file class action claim forms or otherwise exercise any rights the Adviser or the Trust may have with respect to participating in, commencing or defending suits or legal proceedings involving securities or issuers of securities held in, or formerly held in, each Fund, unless the Sub-Adviser, the Adviser and the Trust mutually agree that the Sub-Adviser may take such actions.

J.         The Sub-Adviser will promptly notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals for the Fund to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

K.        The Sub-Adviser will promptly notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority concerning the investment team that manages a Fund or that directly relates to or otherwise materially and adversely affects a Fund or the Sub-Adviser’s ability to manage the Fund. The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect.

8.             COMMODITY EXCHANGE ACT MATTERS

A.        The Adviser hereby represents and warrants to the Sub-Adviser that:

(i)            with respect to each Fund where the Adviser is not excluded from the definition of a commodity pool operator (“CPO”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5, the Adviser (A) is registered as a CPO under the CEA and is a member of the National Futures Association (“NFA”) and (B) consents to being treated by the Sub-Adviser as a “qualified eligible person” as defined in the rules promulgated under the CEA for the purposes of the CEA and the regulations thereunder;

(ii)           with respect to each Fund where the Adviser is excluded from the definition of a CPO pursuant to CFTC Regulation 4.5, the Adviser (A) filed the notice required by CFTC Regulation 4.5(c) and shall re-file such notice annually as required and (B) will promptly notify the Sub-Adviser if it can no longer rely on the exclusion pursuant to CFTC Regulation 4.5 with respect to a Fund; and

(iii)          only with respect to any Funds that may trade swaps, the Fund is an “eligible contract participant” within the meaning of Section 1a(18) of the CEA.

B.        The Sub-Adviser hereby represents and warrants to the Adviser that:

(i)            the Sub-Adviser is registered with the CFTC in all capacities, if any, in which the Sub-Adviser is required under the CEA and the CFTC’s regulations to be so registered with respect to a Fund and is a member of the NFA if required to be a member thereof;

(ii)           if the Sub-Adviser is exempt from registration as a commodity trading advisor (“CTA”) under CFTC Regulation 4.14(a)(8) with respect to a Fund, it has filed notice required under CFTC Regulation 4.14(a)(8) and shall re-file such notice annually as required; and

(iii)          if the Adviser has filed the exclusion under CFTC Regulation 4.5 with respect to a Fund, the Sub-Adviser (A) will cause such Fund to comply with the trading limitations in CFTC Regulation 4.5 unless otherwise agreed with the Adviser, and (B) promptly will notify the Adviser if it is reasonably likely that one or more Funds will not comply with such trading limitations; provided, however, that the Sub-Adviser shall only be responsible for compliance with the trading limitations in CFTC Regulation 4.5 with respect to the portion of Trust assets allocated to the Sub-Adviser by the Adviser.

C.        The Adviser and the Sub-Adviser each further agree that:

(i)            to the extent that the CEA and the then-current CFTC regulations require (A) registration by such party as a CPO or CTA and/or membership with NFA with respect to any Fund, (B) specific disclosure, as applicable to the investors in any Fund, or (C) filing of reports and other documents with respect to any Fund, it shall promptly and fully comply, or take reasonable steps to cause such Fund to comply, with all such requirements;

(ii)           the Adviser and the Sub-Adviser shall each comply with all requirements of the CEA, then-current CFTC regulations and NFA rules that apply to the Adviser and the Sub-Adviser, respectively, with respect to each Fund;

(iii)          the Sub-Adviser shall provide reasonable cooperation to the Adviser and the Adviser shall provide reasonable cooperation to the Sub-Adviser in fulfilling, or causing to be fulfilled, any disclosure or reporting requirements applicable to such party with respect to each Fund under the CEA and/or then-current CFTC regulations and NFA rules; and

(iv)          the Adviser and the Sub-Adviser each further agrees to notify the other party promptly in writing if any of the representations and warranties herein ceases to be accurate in any respect with respect to the Adviser, the Sub-Adviser or any Fund.

9.             NON-EXCLUSIVITY

The services of the Sub-Adviser to the Adviser, each Fund and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. Adviser has no objection to Sub-Adviser rendering such services to any other person, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with Sub-Adviser allocation procedures. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

10.           REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations. The Sub-Adviser shall provide prompt notice to the Adviser and the Trust of any such submission.

11.           RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

12.           CONFIDENTIAL TREATMENT

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds. It is understood that any information or recommendation supplied or produced by Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust’s portfolio information policy as adopted by the Board of Trustees.

13.           DURATION OF AGREEMENT

This Agreement shall become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, the initial term will continue in effect through September 30, 2017. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30 of each successive year following the initial term for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval.

14.           TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory and Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. Section 5 herein shall survive the termination of this Agreement.

15.           USE OF SUB-ADVISER’S NAME

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates. The Sub-Adviser hereby grants the Adviser and the Trust the right to use such name(s), derivatives, logos, trademarks or service marks or trade names for purposes related to the services provided under this Agreement so long as this Agreement is in effect. Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Sub-Adviser hereby consents to the names of the Funds as set forth in Schedule A to this Agreement.

16.           AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to each Fund if a majority of the outstanding voting securities of each Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other series affected by the amendment or all the series of the Trust.

17.           ASSIGNMENT

No assignment (as that term is defined in the Investment Company Act) shall be made by the Sub-Adviser without the prior written consent of the Trust and the Adviser. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

18.           ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund. The Trust is an intended third-party beneficiary of this Agreement.

19.           HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

20.           NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

To the Adviser:	Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
Email address: JNAMLegal@jackson.com

To the Sub-Adviser:	Victory Capital Management Inc.
4900 Tiedeman Road
4th Floor
Brooklyn, Ohio 44144
Attention: Jason Knapp
Email address: jknapp@vcm.com
Copy to: Michael Policarpo
Email address: mpolicarpo@vcm.com

To the Trust:	JNL Series Trust
1 Corporate Way
Lansing, MI 48951
Attention: Chief Legal Officer
Email address: JNAMLegal@jackson.com

21.           SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

22.           TRUST AND SHAREHOLDER LIABILITY

The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of each respective Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of a Fund, nor from the Board or any individual Trustee of the Trust.

23.           GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Michigan, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Michigan, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

24.           COUNTERPART SIGNATURES

This Agreement may be executed in several counterparts, including via email and facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

With respect to a Fund for which the Adviser has not claimed an exclusion under CFTC Regulation 4.5, the following language applies:

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

Jackson National Asset Management, LLC

By:	/s/Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and Chief Executive Officer

Victory Capital Management Inc.

By:	/s/Michael Policarpo
Name:	Michael Policarpo
Title:	Chief Financial Officer and
Chief Operating Officer

Schedule A
 Dated July 29, 2016

Fund
JNL Multi-Manager Small Cap Growth Fund

Schedule B
 Dated July 29, 2016
(Compensation)

JNL Multi-Manager Small Cap Growth Fund
Average Daily Net Assets	Annual Rate
$0 to $100 million [1]	0.55%
$100 million to $200 million [1]	0.50%
$200 million to $250 million [1]	0.45%
$250 million to $300 million [1]	0.40%
Over $300 million [1]	0.35%

1 For the portion of the Average Daily Net Assets managed by Victory Capital Management Inc. pursuant to the RS Investments Custom Growth Strategy.